WEBSTER FINANCIAL CORPORATION March 2, 2023 Webster Financial Corporation 2023 Investor Day

2WEBSTER FINANCIAL CORPORATION Forward-Looking Statements and Non-GAAP Financials Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, synergies and expense savings, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of Webster’s control. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Therefore, you should not rely on any of these forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include macroeconomic risks related to potential regional, national or international economic downturns and interest rate and asset price volatility, and the impact these may have on the Company's customers; our ability to successfully integrate the operations of Webster and Sterling Bancorp and realize the anticipated benefits of the merger; our ability to successfully execute our business plan and strategic initiatives, and manage any risks or uncertainties; our ability to successfully achieve the anticipated cost reductions and operating efficiencies from planned strategic initiatives, including process automation, organization simplification, and spending reductions, and avoid any higher than anticipated costs or delays in the ongoing implementation; disruptions to our technology network including computer systems and software; and the other factors that are described in the “Forward-Looking Statements,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the “Forward-Looking Statements” section and other information contained in our earnings release for the fourth quarter of 2022 furnished as an exhibit to our most recent Current Report on Form 8-K. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all such factors and events and our future financial results. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Non-GAAP Financial Measures This presentation contains both financial measures based on accounting principles generally accepted in the United States (“GAAP”) and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Reconciliations of these non-GAAP financial measures, to the most comparable GAAP measures, are included in this presentation and the Company’s earnings release available in the Investor Relations portion of the Company’s website at www.wbst.com. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. For additional information see reconciliation to GAAP financial measures presented in the Company’s Press Release.

3WEBSTER FINANCIAL CORPORATION 8:30 – 8:50 am Agenda 8:50 – 9:10 am 9:10 – 9:20 am 9:20 – 9:50 am 9:50 – 10:10 am 10:10 – 10:30 am 10:30 – 10:50 am Strategic Overview and Culture John Ciulla, President and CEO Operational Update Luis Massiani, COO / Vikram Nafde, CIO Q&A Commercial Banking Chris Motl, President, Commercial Banking Consumer Banking James Griffin, Head of Consumer Banking HSA Bank Chad Wilkins, President HSA Bank Q&A and Break 10:50 – 11:00 am 11:00 – 11:10 am 11:10 – 11:20 am 11:20 – 11:30 am 11:30 – 11:40 am 11:40 – 12:00 pm 12:00 – 12:30 pm Risk Management Dan Bley, Chief Risk Officer Credit Risk Management Jason Soto, Chief Credit Risk Officer Q&A Corporate Responsibility Marissa Weidner, Chief Corporate Responsibility Officer Human, Capital, Culture, and DEIB Javier Evans, Chief Human Resources Officer Financial Review Glenn MacInnes, CFO Concluding Remarks and Q&A

4WEBSTER FINANCIAL CORPORATION Elzbieta Cieslik Chief Audit Officer Also Attending: Vikram Nafde Chief Information Officer John Ciulla President and Chief Executive Officer Speakers Luis Massiani Chief Operating Officer Chris Motl President, Commercial Banking James Griffin Head of Consumer Banking Chad Wilkins Head of HSA Bank Dan Bley Chief Risk Officer Marissa Weidner Chief Corporate Responsibility Officer Jason Soto Chief Credit Risk Officer, Webster Bank Javier Evans Chief Human Resources Officer Glenn MacInnes Chief Financial Officer

5WEBSTER FINANCIAL CORPORATION John Ciulla Chief Executive Officer Webster Financial Corporation A Premier Commercial Bank

6WEBSTER FINANCIAL CORPORATION ROATCE adjusted 22.9% LOANS $50B DEPOSITS $54B EFFICIENCY RATIOREGIONAL RANK by total assets COMMERCIAL loans / total loans 81% ASSETS $71B Note: Financial data as of and for the three month period ended 4Q 2022. ROATCE has been adjusted for merger related and strategic initiative expenses. Reported ROATCE was 19.9%. Efficiency ratio and adjusted results are non-GAAP. See non-GAAP reconciliations beginning on page 123. 40% Overview of Webster Banking Centers Headquarters Stamford, CT 95 95 95 I-95 corridor 95 95 95

7WEBSTER FINANCIAL CORPORATION Webster Financial Corporation Mission To help businesses and investors, individuals and families achieve their financial goals To be the best-performing mid-sized bank by: Vision • Delivering top of market financial performance______________________________________ ____ • Developing and retaining strong client relationships in our chosen segments • Achieving the highest client satisfaction through exceptional service delivery of at-or-above market products and services • Maintaining a healthy, inclusive and rewarding workplace to attract and retain top talent Integrity We do what’s right Collaboration Accountability Agility Respect Excellence We’re better together We own and deliver on our commitments We embrace change and adapt quickly We treat everyone with dignity We strive for the highest standards 1 2 3 4

8WEBSTER FINANCIAL CORPORATION Commitment to Culture Key organizational values and behaviors identified Engaged leading organizational agencies to design culture activation program 15,000 hours+ Colleague time dedicated to culture- activation events 140 Live Sessions Culture activation sessions were customized for people leaders, banking centers, and individual contributors and attended by 3,400 colleagues 18 Culture facilitators certified to maintain organizational momentum 95% Of Colleagues Attending activation sessions reported “Strong Understanding” of company values and culture

9WEBSTER FINANCIAL CORPORATION Relationship- and Expertise-Based Commercial Banking • Preferred banking partner to sophisticated companies and sponsors with 18,000 clients in diverse and targeted segments • Service, expertise, and asset selection differentiate our commercial banking teams Local Presence in Consumer Banking • Regional leader serving consumers and small businesses in CT, MA, NY, and RI • 200+ banking centers in the densely populated Northeast I-95 corridor and Long Island High-Growth HSA Bank • Top health savings account provider with 3 million customers nationally • Grew deposits at a 10% compound annual rate over the past five years Digital Capabilities of interLINK, Brio, and BaaS • Technology-enabled deposit gathering franchises which can be accessed without impacting core lines of business • Low cost of acquisition and operation, developing tools to thrive in digital banking era Highly Differentiated Businesses

Complementary Deposit Gathering Platforms

	Consumer Bank / brio direct	Commercial Bank	hsabank own your health.	Corporate	interLINK
Business Description	• 200+ banking centers serving consumers and small businesses in the highly populated Northeast I-95 corridor and Long-Island • Complemented by online platform (BrioDirect)	• Sophisticated treasury services offering for commercial clients • Full credit and deposit relationships with targeted deposit gathering in select verticals including law firms, NFP, property mgmt, and municipal	• Longstanding top 4 players nationally, with strong growth characteristics • Offers a comprehensive consumer-directed healthcare solution	• Specialized treasury activities	• Tech-enabled cash sweep program administrator for broker-dealers
Volume of Deposits	**$23.6B** *44% of Total*	**$19.6B** *36% of Total*	**$7.9B** *15% of Total*	**$2.9B** *5% of Total*	**~$9B managed** *up to 75% available to Webster over time*
Key Benefits	• Sticky, low-cost banking center deposits complemented by low all-in cost digital channel	• Relationship-based lower cost operating deposits	• Low-cost, low-beta, long-duration deposits growing at more than double the rate of the bank overall	• Low operating cost • Sticky deposits	• Access to core deposits • Significant flexibility; deposit onboarding based on near-term liquidity needs • Highly scalable with low operating costs

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Diverse Business Verticals

	Commercial Banking								Consumer Banking	
	Middle Market / EF	Commercial Real Estate	Sponsor & Specialty	Asset Based Lending	Public Sector Finance	Business Banking	Mortgage Warehouse	Private Banking	Mortgage / Consumer Lending	Small Business
Loan Balance ($B)	$7.8	$15.4	$8.0	$2.2	$3.7	$1.9	$0.6	$0.6	$9.3	$0.4
Typical Client	Primarily privately held mid-sized C&I companies ($25M-$500M in revenue)	High-quality, established real estate investors and developers	Private equity sponsored and privately owned businesses within select industries	Collateral dependent private and public companies	Financing solutions for local, state and other governmental entities	Privately held smaller sized C&I companies ($2M-$25M in revenue)	Lines of credit offered to mortgage loan companies	Business owners, professional and C-suite managers	Mass affluent & mass market	Small/mid-size business & proprietorship
Primary Geography	Primarily regional, in-footprint	Regional in-footprint, national through high-quality sponsors	National through sponsors and select verticals	National business with sales network located in Northeast & nationwide	National business with representatives covering all 50 states	Primarily regional, in-footprint	National through mortgage loan companies	Aligned to Webster's customer base; mostly regional targeting tri-state area	Nine Northeastern states (CT, MA, ME, NY, NJ, NH, RI, VT, PA)	Four Northeastern states in CT, lower NY, the Greater Boston area, and RI

Note: Middle Market includes Equipment Finance (EF), Commercial Real Estate includes Verticals. Sponsor includes Lender Finance & Fund Banking, 4 ABL includes Factoring and Payroll Finance.

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12WEBSTER FINANCIAL CORPORATION Exceptional Financial Performance FY22 Consensus and Merger Targets at Announcement Webster 4Q22 Webster Consensus Sterling Consensus Webster + Sterling Targets at Announcement ROAA (Adjusted) 1.08% 1.25% 1.40% 1.61% ROATCE (Adjusted) 13% 14% 17% 23% CET1 11.9% 11.9% 10.5% 10.7% Efficiency Ratio 56%1 45%1 45% 40% Loan growth (FY) 3.5% 5.7% 8 – 10% 15% Repurchases (FY) $400M $320M 1 Source: Factset Median Note: Adjusted results are non-GAAP. See non-GAAP reconciliations beginning on page 123.

13WEBSTER FINANCIAL CORPORATION Operational Update Luis Massiani Chief Operating Officer

14WEBSTER FINANCIAL CORPORATION 01 Business line initiatives drive outcomes02 03 Priorities guided by strategic management framework Differentiated and growing funding profile 04 Scale in technology 05 Integration on track and will be completed in 2023 Key Takeaways

WEBSTER FINANCIAL CORPORATION 15 Strategic Priorities Corporate Citizenship Operational EffectivenessValues-Driven Culture Growth Drivers Risk Management Expand Technology Capabilities

WEBSTER FINANCIAL CORPORATION Webster’s Strategic Management Framework 16 Overarching Goal Allocate capital and resources to support strategies that create value for clients and sustainably grow economic profits over time Performance Objective To be the best-performing mid- sized bank measured by: 1. Financial performance 2. Growth in chosen segments 3. Client satisfaction 4. Maintaining a healthy, inclusive top- talent workplace

WEBSTER FINANCIAL CORPORATION 17 Corporate Priorities Balance Sheet Management and Diversification • Use our diversified asset generation and deposit gathering capabilities to build a balanced business mix and efficient balance sheet • Fund loan growth through organic deposit generation to maintain robust funding and liquidity profile • Prepare for Fed easing by organically shifting to more interest rate neutral position over time Capital Allocation • Allocation of investment and capital to business units with higher growth opportunities and better risk-adjusted returns • Focus on differentiated, scalable and efficient businesses • Review subscale businesses for reduction in investment / potential exit Simplified and Scalable Platform • Complete full integration of the Sterling merger by mid-2023 • Continue long-term optimization of commercial lending operations through systems and process rationalization • Continue to invest in digitization of client-facing onboarding and services, operational efficiencies, and strengthening our control environment

WEBSTER FINANCIAL CORPORATION Investing in Our Businesses to Drive Value for Clients and Economic Profit 18 Continue to scale the business by expanding verticals, investing in our talent, and further expansion of Sponsor & Specialty and other national business lines Invest in products and solutions that support the growing sophistication of our clients Commercial Banking Growth Outcomes Loans: 7 – 9% Deposits: 4 – 6% PPNR: 12 – 14% Deploy client-facing digital onboarding and servicing platforms and relationship manager model to engage our targeted segments Continually drive efficiency with technology, including modernizing the consumer lending experience Consumer Banking Growth Outcomes Deposits: 3 – 5 % Loans: 2 – 4% PPNR: 3 – 5% Grow the base by increasing account penetration with strategic partners and employers Continue to deploy technology to enhance the customer experience and drive outcomes HSA Bank Growth Outcomes Accounts: 6 – 8% Deposits: 10%+ PTNR: 15 – 17%

WEBSTER FINANCIAL CORPORATION 19 38% 32% 13% 5% 12% Best-in-Class Deposit Franchises 4Q22 Funding Mix 3-5%Consumer Lines of Business represent $51.1B or 83% of Funding Base Growth driven by Small Business, Mass Affluent, and Digital initiatives Vertical and relationship-based deposits tied to operating accounts Low-cost, low-beta, long-duration deposits that grow at a high CAGR $23.6B Planning Horizon Outlook 4-6%Commercial $19.6B 10%+HSA Bank $7.9B 10% MixCorp/Tech Tech-enabled deposit franchises that can be accessed without impacting lines of business base $3.0B 5% MixBorrowings Borrowings immediately reduced with interLINK and other digital deposits $7.7B CAGR CAGR CAGR Consumer Commercial HSA Borrowings Corporate

Tech-Enabled Core Deposit Gathering Platform Complementary to Our Differentiated Channels

- interLINK is a **tech-enabled** deposit management platform administering **~$9 billion of deposits** from over 520,000 retail brokerage accounts
- Leverages **in-house technology** to orchestrate the precise movement of cash from brokerage accounts to insured deposit institutions ("IDIs") **in compliance with FDIC and other banking regulations**



520k
Brokerage Accounts
Deposits
Broker Dealers
Deposits & Withdrawal Instructions
interLINK
Manages Allocation Instructions
Fund Liquidity Needs
WebsterBank
Relationship Management
Excess Deposits
50+ IDIs
IDI deposits from each brokerage account < $250K

Strategically Aligned; Complementary Capabilities

- Very low operating costs: **Fees generated offset interLINK operating expenses**
- Stable source of core deposits: 100% historical Broker Dealer retention and majority of clients in **long-term contracts with potential for significant growth**, serving an addressable market of >$500 billion of deposits[1]
- Option value: Adds **flexibility to size liquidity** based on near-term needs
- **High beta deposits:** Both up and down in interest rate cycles
- Limited operational risk and **no credit risk**

[1] Estimated based on publicly known administered deposits of market participants.

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WEBSTER FINANCIAL CORPORATION Technology Strategic Themes Webster Technology & Data Strategy Exceptional Business Value Delivery1 1 Superior Technology Experience2 2 Robust Foundational & Data Services3 3 Efficient Operating Model44 Best-in-Class Talent & Culture5 5 Safe & Resilient Environment6 6 Create sustainable growth and safeguard enterprise assets by driving business outcomes through simple and integrated solutions for our clients 21

WEBSTER FINANCIAL CORPORATION Technology Focus Areas 22 Accelerate business growth, through differentiated technology solutions, increased speed to market for new products, and the flexibility, and adaptability to enable business strategies to meet market demands Outcomes Integrate infrastructure, platforms, and applications through a simplified and harness the power of data through enterprise analytics for better business decisioning and customer insights Outcomes Optimize the technology operating model with development agility, scalable capacity, and cost transparency through automation, strategic vendor partnerships, and value chain analytics Outcomes Enhance safety and soundness of the bank through heightened cyber- security, business resiliency, and other operational risk management practices Outcomes Business Value Delivery Technology Capabilities Operational Excellence Safe & Resilient Environment ▪ Complete core conversion and integration ▪ Sageworks onboarding & Precision Lender for Commercial ▪ Salesforce integration ▪ Digital account opening for consumer and small business ▪ New mobile application ▪ Real- time data access, analytics and reporting ▪ Business intelligence and customer insights ▪ Enhanced network connectivity for banking centers and hub sites ▪ Seamless collaboration tools to facilitate hybrid work ▪ High business engagement across delivery lifecycle ▪ Expedite processes with product aligned cross functional teams ▪ Leverage vendor partnerships and maximize core strengths and scale on demand ▪ Reduce operational and regulatory risks, and further strengthen controls ▪ Single robust information and cyber risk mgmt. framework with standardized processes ▪ Matured risk management practices that meet heightened regulatory expectations

Integration on Track and Complete in Mid-'23

Core Banking

- Insource mortgage servicing
- Integrated workflow tool
- Cloud data center consolidation
- Consolidated reporting
- Consolidated lockbox providers
- Launched BankOn product
- Consolidated treasury systems

Completed Since Legal Day 1

- Completed rebranding activities
- Culture activation program
- Aligned job architecture and titles
- Corporate real estate consolidation
- Consumer investment platform outsourcing
- Payroll system consolidation
- Credit risk management platform
- Commercial sales & pricing tools
- HSA Bank: Bend UI/UX for consumers

Additional Integration Activities

2023

Mid 2023

Deposits and Remaining Loan System Conversion

Build For Future

- Digital account opening
- New mobile application
- Real-time payments

Guiding Principles of Conversion

Minimize customer disruption

Maximize synergies and minimize rework

Invest in building foundational capabilities

Remove complexity

Leverage existing components

Build for the future

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24WEBSTER FINANCIAL CORPORATION Commercial Banking Chris Motl President, Commercial Banking

25WEBSTER FINANCIAL CORPORATION 01 Our national businesses provide asset diversification and the opportunity to deliver accelerated growth and performance outcomes02 03 The Commercial Bank maintains a strong and deeply rooted business within Webster’s core franchise markets By attracting and retaining full relationships we aim to increase deposit penetration Key Takeaways

26WEBSTER FINANCIAL CORPORATION LOANSEFFICIENCY RATIO NON-INTEREST INCOME REGIONAL RANK by total assets NET INTEREST INCOME PPNR Performance Profile NON-INTEREST INCOME 25% $171M$1.19B $171M$1.12B DEPOSI S CLIENTS 18K PPNR/FTE $1.71M $40.1B 9.6B Information as of and full-year ending 12/31/2022. Note: Merger with Sterling occurred on February 1, 2022. Q1 2022 includes one month of Legacy Webster only and two months as a combined company. Clients based on # of households.

27WEBSTER FINANCIAL CORPORATION $175 $326 $383 $374 $435 $50 $89 $103 $102 $104 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Operating Revenue Operating Expense A Track Record of Strong Performance PPNR $125 $237 $280 $272 $331 Note: Merger with Sterling occurred on February 1, 2022. Q4 2021 represents Legacy Webster Financial Corporation only. Q1 2022 includes one month of Legacy Webster only and two months as a combined company. ($ in millions)

28WEBSTER FINANCIAL CORPORATION Offering full suite of banking solutions tailored to meet our Commercial clients’ needs Serving clients of increasing sophistication Consistent track record of year over year growth and profitability Our Proven Strategy Solution Oriented Expanding Capabilities National, regional, and local delivery through experienced bankers Established Franchise Strong Performance Webster’s Commercial Bank is a preferred financial services provider to sophisticated companies and middle market sponsors

29WEBSTER FINANCIAL CORPORATION Scalable Coverage and Personalized Solutions INVESTING IN PROCESS & TECHNOLOGY EXTENSIVE PRODUCT SET REGIONAL & NATIONAL COVERAGE MODEL • Local & regional coverage in core franchise, predominately C&I businesses • National coverage with deep industry expertise (Institutional CRE, Tech & Infrastructure, Healthcare) and public sector finance • Market competitive online banking solutions to support our business segments and specialty verticals • Modern loan origination system with expanding digital capabilities (i.e. client portal) • Best-in-class technology solutions for our colleagues (Salesforce CRM, PrecisionLender) • Traditional & tailored lending solutions • Deposit products • Treasury Management • Derivatives • Private Banking Solutions

30WEBSTER FINANCIAL CORPORATION Webster’s Commercial Business Segments Include both Regional and National Coverage Models Regional National 61% 39%Contribution1 Expansion Strategy Local expansion targeting in and surrounding footprint opportunities leveraging Webster franchise National expansion through long- established relationships with high- quality institutional sponsors, and state & local municipalities Why Webster? Local market presence offering full complement of banking solutions Deep expertise and product knowledge in specialized industry verticals and business segments 1PPNR Contribution as of 12/31/2022

31WEBSTER FINANCIAL CORPORATION Our Regional Segments Serve Clients Locally; Predominantly within Webster’s Franchise Footprint Middle Market Commercial Real Estate Verticals Business Banking Private Banking Total Loans ($B) $6.3 $14.7 $0.6 $1.9 $0.6 $24.2 / 60% Deposits ($B) $3.9 $3.5 $7.7 $2.6 $0.4 $18.2 / 93% PPNR ($M) / % $191 / 17.0% $297 / 26.5% $102 / 9.1% $81 / 7.2% $9 / 0.8% $680 / 61% Colleagues 117 87 62 50 42 358 / 67% PPNR / Colleagues ($M) $1.63 $3.43 $1.65 $1.62 $0.22 $1.90 % Borrowers in Footprint 93% 94% 100% 98% 90% Typical Client Primarily privately held mid-sized C&I companies ($25M- $500M in revenue) High-quality, established real estate investors and developers Local/state municipalities, law firms, not-for- profit, property management Privately held smaller sized C&I companies ($2M- $25M in revenue) Business owners, professional and C-suite managers Borrowers in Footprint represent percent of principal loan balances as of 12/31/22. Financials as of 12/31/2022,

32WEBSTER FINANCIAL CORPORATION Sponsor & Specialty ABL & Commercial Services1 Public Sector Finance Mortgage Warehouse Equipment Finance Total Loans ($B) $8.0 $2.2 $3.7 $0.6 $1.5 $16.0 / 40% Deposits ($B) $1.0 $0.3 $0.1 $0.0 $0.0 $1.4 / 7% PPNR ($M) / % $225 / 20.1% $62 / 5.6% $32 / 2.9% $10 / 0.9% $26 / 2.3% $440 / 39% Colleagues 66 71 13 11 19 180 / 33% PPNR / Colleagues ($M) $3.39 $0.88 $2.49 $0.87 $1.39 $1.48 % Borrowers in Footprint2 39% 62% 32% 28% 30% Typical Client Private equity sponsored & privately owned businesses in select industries Collateral dependent private and public companies Local, state, and other governmental entities Lines of credit offered to mortgage loan companies Financing solutions to mid- market companies used to purchase business-related equipment Our Differentiated National Businesses Align Vertical Expertise with Targeted Client Segments 1ABL = Asset Based Lending; Commercial Services = Payroll & Factoring. 2Percentage of principal loan balances as of 12/31/22. Financial information as of 12/31/2022, PPNR of ~$85M and excluded – Commercial Administration and Treasury Management.

COMMERCIAL REAL ESTATE

Diversified Segment for Growth and Expansion

Asset Classes
by Loan Balance


34%
16%
14%
9%
8%
7%
6%
3%
3%

	Growth Outlook
Multifamily	▲
Industrial	▲
Other	▲
Retail	▼
Healthcare	▲
Investment CRE Office	▼
Construction	◀▶
Hotel	▼
Medical Office	▼

+54%
YoY Origination Growth

$18.7M
Average Origination Size

$5.2B
New Originations

Product Expertise & Areas for Expansion

- Life Sciences
- Student Housing
- Senior Living / Healthcare
- Industrial / Warehouse

What sets us apart?

- Significant industry, product, and geographic experience
- Reliable client experience
- High level of communication early in underwriting process

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33

COMMERCIAL & INDUSTRIAL

Local Delivery through Well-Rooted Relationships

Loan Balances[1]
($B)


NYC
$2.5
New York (ex NYC)
$1.8
Connecticut
$1.5
Massachusetts
$0.8
New Jersey
$0.7
Other
$0.7
Northeast
$0.5
Pennsylvania
$0.4
~22% of total Commercial Balances

+12%
YoY Origination Growth[2]

#1
Top SBA Bank in New England[3]

59
Net Promoter Score[4]

What sets us apart?

- Dedicated Relationship Managers
- Rooted in the communities we serve
- Recognized brand in franchise footprint
- Strong market presence in respective geographies

[1]Includes Middle Market, Business Banking, Verticals, Northeast includes ME, NH, RI, VT. [2]New originations excludes the Innovation Banking portfolio which was sold in Q3 2022. [3]4 of the last 5 years. [4]Net Promoter Score from Coalition Greenwich Survey included 37 respondents; score considered "well above" the industry standard of 53.

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SPONSOR & SPECIALTY FINANCE

Highly Valued Partners with Deep Vertical Expertise

Differentiated Verticals
Loans ($B)


$2.3
$1.8
$1.3
$0.9
$0.7
$0.5
$0.4
Tech & Infrastructure
Lender Finance
Fund Banking
Healthcare
Generalist
Business & Info Svcs
Environmental Svcs

Geographic Mix
Loans (%)


NYC 23%
South/Southwest 23%
Midwest 16%
Northeast 15%
Southeast 13%
Other 10%

+137%
YoY Origination Growth

131
Total Sponsor Relationships

33%
% business with Top 10 Sponsors

What sets us apart?

- Long and enduring relationships
- Seamless client experience
- Competitive pricing and flexible terms
- Flexibility with approach
- Deep vertical expertise

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PUBLIC SECTOR FINANCE

Expanding Segment Serving Municipalities

Loan Balances by Region
($M)


$672
$843
$1,067
$1,204
Southeast/Mid-Atlantic
West
Northeast
Midwest

+198%
YoY Origination Growth

$10.3M
Average Deal Size[1]

Aa2/Aa3
Moody's Weighted Average Portfolio Rating

What sets us apart?

- Leverage multiple delivery channels
- Seamless client experience
- Viable alternative to the public bond market
- Offer streamlined access to capital and certainty of execution

[1]Deals awarded in 2022

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TREASURY MANAGEMENT

Amplifying Capabilities to Support Growth

ADVANCING DIGITAL CAPABILITIES

- Offer consistent client experience through both banker and digital channels
- Expanding voice of customer capabilities for ongoing client engagement

SEAMLESS CLIENT DELIVERY

- Align sales, service, and implementation teams for highest quality client interactions
- Invest in talent to support further client acquisition

EXPANDING PRODUCT OFFERING

- Continued investments in product development
- Launch 1031 deposit product to accelerate deposit expansion
- Expand real time payments capabilities
- Emphasize commercial card product

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38WEBSTER FINANCIAL CORPORATION T R E A S U R Y M A N A G E M E N T Deepening Client Relationships & Expanding Capabilities $22.2 $22.0 $14.7 $8.9 PxV Revenue Mix ($M, %) 33%Liquidity Payments 32% Receivables 22% Digital 13% $8.2 $8.4 $8.3 $8.6 $9.0 $16.4 $16.6 $16.4 $17.0 $17.9 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 TM Gross Revenue PxV TM Revenue & PxV ($M) 61%DDA MMDA 37% All Other 2% Investing in our TM capabilities to grow share of wallet while expanding product offerings and client solutions $20B Commercial Deposits ~75% Deposit or TM Relationship $12.0 $7.2 $0.4 Deposit Product Mix ($B)

39WEBSTER FINANCIAL CORPORATION Long-Term Performance Objectives Continued geographic and vertical expansion Enhance products and digital capabilities +11% tech investment Invest in our talent +6% growth in new hires Performance Targets 2022 Results 3-Year Planning Horizon (CAGR) Loans $ 40.1B +7 – 9% Deposits $ 19.6B +4 – 6% Pre-Provision Net Revenue $ 1.1B +12 – 14% Long-Term Financial Performance Objectives • Generate double-digit annual growth of pre-provision net revenue • Continue to demonstrate our proven ability to generate strong loan growth, while maintaining pricing discipline and prudent underwriting standards • Deliver core deposit growth through full relationship customer acquisition

40WEBSTER FINANCIAL CORPORATION Consumer Banking James Griffin Head of Consumer Banking

41WEBSTER FINANCIAL CORPORATION A modern retail bank model with a clear path for profitable growth Key Takeaways 01 Targeted investment in high-value segments & digital channels02 03 Diverse funding solutions through banking centers, relationship managers in high- opportunity segments, and digital channels Continually driving efficiency 04 Incentive program focused on deposit growth and aligned with enterprise value creation

42WEBSTER FINANCIAL CORPORATION LOANSEFFICIENCY RATIO 49% BANKING CENTERSDEPOSIT BETA PPNR Performance Profile 201 DEPOSITS PPNR/FTE $329K AVERAGE DEPOSITS PER BANKING CENTER $113M $414M $9.6B $23.6B Information as of 12/31/2022. Note: Merger with Sterling occurred on February 1, 2022. Q1 2022 includes one month of Legacy Webster only and two months as a combined company. Clients based on # of households. 8%

Consumer Deposit Segments and Channels

	Banking Center			Digital Banking
	Small Business	Mass Affluent	Mass Market	BrioDirect
Deposit Balances	$4.1B	$13.7B	$4.8B	$0.9B
Typical Client	Small to mid-sized growth clients with up to $2M in credit needs	Clients with up to $3M in liquid assets	Clients with less than $500K in investable assets	Digitally savvy savers
Primary Geography	Primarily in-footprint and select verticals	Northeast footprint from NY to Boston		Nationwide in select major metro areas

WEBSTER FINANCIAL CORPORATION 43

44WEBSTER FINANCIAL CORPORATION $7.6B $1.6B $32M Product Mix 82.8%Residential Home Equity 16.9% Unsecured 0.3% Business Overview • Strong partnership with branch network • Proven inside/outside sales team coverage model • Efficient correspondent channel • Nearly 80% of clients exceed 740 FICO and over 90% of applicants below 80% LTV • Opportunity in NY market • Immaterial unsecured lending exposure High-Quality Consumer Lending Business $9.3B Consumer Lending Portfolio

45WEBSTER FINANCIAL CORPORATION $119 $165 $210 $230 $236 $75 $96 $107 $110 $114 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Operating Revenue Operating Expense A Track Record of Strong Performance PPNR $44 $69 $103 $120 $122 Note: Merger with Sterling occurred on February 1, 2022. Q4 2021 represents Legacy Webster Financial Corporation only. Q1 2022 includes one month of Legacy Webster only and two months as a combined company. ($ in millions)

46WEBSTER FINANCIAL CORPORATION Our Delivery Model Personalized Advice & Service Excellence Full Service Financial Solutions Powerful & Easy-to-use Digital Tools Value Creation Strategic and cultural shift toward segmentation to serve the unique needs of clients and build an opportunity-based delivery model focused on deposit gathering • Deploy relationship manager model and digital solutions to grow Small Business book 3-6% per annum • Leverage relationship manager model to expand share of wallet of Mass Affluent segment and grow 1-3% annually • Double deposit volume and diversify funding through digital banking channel • Modernize the residential lending experience and improve efficiency of asset origination • Continue to actively manage real estate portfolio Opportunity

Deposit Opportunities

Post-conversion opportunity to expand relationship management model and digital capabilities

Small Business

Stable, non-rate sensitive book looking for integrated solutions

- Dedicated relationship management model
- New to bank average deposit balance 3X pre-pandemic industry norm

Acquisition

Mass Affluent

Robust, primary client base seeking personalized advice

- Dedicated relationship management model
- 13% Share of deposit wallet
- 77% Primacy from private clients (NY only)

Deepen

BrioDirect

Alternative funding source through a nationwide high-yield savings offering

- Digital-only channel
- Scalable technology leveraged by broader portfolio
- Brio clients have $50K in average deposit balances

Acquisition

WEBSTER FINANCIAL CORPORATION 47

48WEBSTER FINANCIAL CORPORATION Digital Sales Enablement Continued investment in client-facing digital tools is a critical component toward achieving sustainable, top-line revenue-driven profitable growth Cost Savings Profitability Top-line Growth Transform the distribution model • End-to-end digital tools together with a smaller, fit-for-purpose physical distribution footprint • Geographically agnostic vertical teams of centralized dedicated segment resources Digitize the analog experience • Process automation and productivity gains • Like-for-like replacement of tools (e.g., cash recyclers) Create modern experiences and increase distribution points • Direct-to-client and banker-assisted client engagement • Redeployment of human capital and digital tools against high-opportunity clients % of Total Accounts Opened Digitally 28% 2023 2024 2025 29% 50+% 2022 40+%

49WEBSTER FINANCIAL CORPORATION Long-Term Performance Objectives Digital Onboarding and End-to-End Servicing Platform Modernize and Scale Consumer Lending Evolve Physical Distribution Model Performance Targets 2022 Results 3-Year Planning Horizon (CAGR) Loans $ 9.6B + 2 – 4% Deposits $ 23.6B + 3 – 5% Pre-Provision Net Revenue $ 414M + 3 – 5% Long-Term Financial Performance Objectives • Diversify funding and deposit solutions • Focus on efficiency and operating leverage; opportunistically trim distribution network • Increase loan origination through a transparent automated process for faster results and optimal client experience

50WEBSTER FINANCIAL CORPORATION HSA Bank Chad Wilkins President, HSA Bank

51WEBSTER FINANCIAL CORPORATION Key Takeaways 01 Deepen engagement and penetration within customer base02 03 Maximize customer acquisition by exceeding expectations and delivering value Invest in an enhanced customer experience ecosystem to drive positive outcomes

52WEBSTER FINANCIAL CORPORATION HSA Bank Overview Vision Mission A world where everyone is confidently engaged with their health and wealth We help individuals, employers, and partners simplify complex health and wealth decisions. We do this by delivering personalized insights, experiences, and solutions that drive value and tangible outcomes. Purpose Approach Exceed market expectations Penetrate our 30K employers Drive outcomes for 3M consumers Value HSA Bank helps consumers save for healthcare expenses, spend smart, and invest for the future. FSA / HRA Customer Value • Tax-advantaged spending and reimbursement • Works with any health plan • Employer payroll tax saving (FSA) HSA Customer Value • Tax-advantaged perpetual account w/ investment options • Potentially tax-free contributions, earnings, and distributions • Consumer ownership and control • Employer payroll tax saving • Requires High Deductible Health Plan (HDHP) to contribute Webster Strategic Value • Low-cost, long-duration, stable funding source • Expected double-digit growth • Grow and expand related fee income business (ex: LSA) • Growth of HSA balances requires minimal incremental capital

53WEBSTER FINANCIAL CORPORATION DEPOSITSEFFICIENCY RATIO AUA Performance Profile ACCOUNTHOLDERS 3M $7.9B45% PTNR $171M $11.3B COLLEAGUES 606 EMPLOYERS 30K PTNR/FTE $283K Information as of 12/31/2022

54WEBSTER FINANCIAL CORPORATION $67 $71 $76 $85 $91 $34 $36 $37 $37 $41 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Operating Revenue Operating Expense A Track Record of Strong Performance PTNR $33 $35 $39 $48 $50 ($ in millions)

55WEBSTER FINANCIAL CORPORATION Market Landscape Privately Insured Americans Estimated HSA Covered Lives Total HSAs 182M 67M 33M Strong Market Demand1 • 80% of employers offer HSAs • 63% of employers offer FSAs (37M) • 16% of employers offer HRAs (15M+) • 113M+ Americans benefit 2a 2b 2c 1ECFC Benefits by the Numbers 2022 2 2021 Devenir & HSA Council Demographic Survey 7/22 a. Health Insurance Coverages of the Total Population – KFF b. Calculated from 2021 Devenir & HSA Council Demographics Survey 2021, YE Devenir HSA Market Survey & US Census Bureau c. 2021 YE Devenir HSA Research Report

56WEBSTER FINANCIAL CORPORATION $44 $50 $58 $64 $71 $80 $89 $10 $16 $24 $34 $35 $43 $53 $54 $66 $82 $98 $106 $123 $142 2018 2019 2020 2021 2022 (est) 2023 (est) 2024 (est) Deposits Investments HSA Market Growth Investments 16% CAGR `21-24 Deposits 12% CAGR `21-24 Total HSA Assets ($B) Source: Devenir Mid-Year June 2022 Research Report

57WEBSTER FINANCIAL CORPORATION Winning in a Complex Ecosystem Requirements • Comprehensive product suite • Seamless data/system integrations • Flawless service • Simple and connected experience • Measurable success HSA Bank is poised to deliver above market expectations Customers require broader & deeper solutions Basic marketplace expectations’ have evolved • Configurable solutions • Integration and automation • Robust experiences • Personalized engagement • Outcomes Winning will be up to vendor/partners who deliver

We Help Make Sense of Health Benefit Decisions

Consumers are not optimizing the path to manage health and wealth

$1,000

CHOOSING THE WRONG HEALTH PLAN COSTS EMPLOYEES WELL OVER $1,000 A YEAR[1]

Consumers are confused about their options to save

401k vs. HSA

401k	HSA
$100,000	$100,000
-$24,000 (federal taxes)	
$76,000 For healthcare	★ $100,000 For healthcare

Consumers are not prepared for healthcare in retirement

$600,000

REQUIRED FOR FUTURE LIFETIME HEALTHCARE COSTS FOR A COUPLE IN RETIREMENT[2]

67%

OF CONSUMERS ARE SAVING LESS THAN $100K[2]

[1]Source: *https://eml.berkeley.edu/~bhandel/wp/Handel_ASIN_2013.pdf*, [2]"The Long-Term Value of an HSA." *Health View Services*. May 2020

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59WEBSTER FINANCIAL CORPORATION In aggregate, HSAB accounts carry a $2,612 average deposit balance 68% $474 Average deposit balance 25% $7,956 Average deposit balance 7% $4,018 Average deposit balance SPENDER SAVER INVESTOR • Help Spenders save more and/or optimize spending • Help Savers understand value of investing • Help Investors optimize mix $15,527 Avg Invest. balance Momentum Underway Every 10% shift from Spender to Saver drives 20% revenue growth Substantial Organic Growth Opportunity Customer Profiles: Behavior as Growth Driver HSA Accountholder Segmentation

Driving Outcomes by Leveraging Our Strengths

More than HSAs +

- HEALTH SAVINGS ACCOUNTS (HSA)
- FLEXIBLE SPENDING ACCOUNTS (FSA)
- LIFESTYLE SPENDING ACCOUNTS (LSA)
- COBRA
- COMMUTER BENEFITS
- HEALTH REIMBURSEMENT ARRANGEMENTS (HRA)

Leadership +

- White Papers
- Webinars
- Speaking Sessions
- Tools and Resources

Health & Wealth Index

Engagement +

14.5
Million Emails

1600
Strategic Account Reviews

1.3M
Customer Calls & Chats

144
Webinars

8.8M
Web Visits

In 2022

Experience =

Reimagining and Investing

- Employer Experience
- Bend Acquisition
- CRM + Marketing Cloud
- Journey Builders

50K
Employer Users

3M
Consumers New Experience

Outcomes

Confidence and Peace of mind

PREPARED

AWARE

OPTIMIZED

WEBSTER FINANCIAL CORPORATION
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61WEBSTER FINANCIAL CORPORATION Customer Engagement Ecosystem • Personalized • Automated • Scalable • Adaptive • Innovative INVESTMENT CRITERIA Employer Portal Consumer Platform CRM + Marketing Cloud Artificial Intelligence Data Warehouse Product Suite EXPERIENCE POWERED BY OUTCOMES • Maximized Savings • Aware • Optimized • Prepared • Satisfaction • Operating Leverage • Accounts • Deposits • Expansion • Retention Differentiate by owning the experience Deliver tangible value for customers and company Customers HSA Bank

62WEBSTER FINANCIAL CORPORATION Long-Term Performance Objectives Performance Targets 2022 Results 3-Year Planning Horizon (CAGR) Accounts 3M + 6 – 8% Deposits $ 7.9B 10%+ AUA $ 11.3B 15%+ Pre-Tax Net Revenue $ 171M + 15 – 17% Performance Objectives • Build products, demonstrate outcomes, and own best-in-class experience • Deepen 30K employer relationships and penetrate for maximum participation and deposit growth • Drive optimized behavior within our 3M consumers to build deposits and investments and optimize utilization Win new employers and partners Grow accounts by penetrating existing customer base Engage consumers with enhanced technology offerings

63WEBSTER FINANCIAL CORPORATION Risk Management Daniel Bley Chief Risk Officer

64WEBSTER FINANCIAL CORPORATION Key Takeaways 01 Risk culture aligned with core values02 03 Comprehensive risk framework strengthened by merger Well-positioned to meet heightened regulatory standards

65WEBSTER FINANCIAL CORPORATION Integrated, Forward-Looking Approach • Risk appetite aligned with strategy • Robust risk governance with effective and credible challenge • Defined risk tolerance limits and metrics monitored at Board and management level • Robust risk management framework with embedded three lines model • Strong risk culture – every Webster colleague is a risk manager • Continuous improvement in risk programs and processes • Investment in risk technology and automation Risk Identification Risk Assessment Risk Control Risk Monitoring Stress Testing Risk Appetite Risk Strategy Risk Governance Risk Response

Risk Culture as the Foundation


Webster's Core Values
Risk Appetite
Risk Strategy
Risk Governance
Risk Identification
Risk Assessment
Risk Response
Risk Control
Risk Monitoring
Stress Testing
Compensation
Credible Challenge
Accountability

- Risk culture rooted in Webster's core values
- Intense respect for the role of the regulators. Transparent and proactive relationship

- Compensation plans consider quality of risk management
- Rewarding transparency and self-identification of risk issues

- Every colleague is a risk manager
- Informed decision making that balances risk and reward
- Strong partnership between front line units and independent risk functions

WEBSTER FINANCIAL CORPORATION 66

67WEBSTER FINANCIAL CORPORATION Top Initiatives • Risk programs consistent with OCC heightened standard expectations by June 2024. No fundamental changes required to Risk Management framework. • Continue integration and enhancement of risk management systems and processes. • Governance Risk & Compliance • BSA/AML • Fraud • Stress Testing • Third Party • Cybersecurity Risk Elements • Merger had many positive effects on Webster’s risk profile OPERATIONAL CREDIT COMPLIANCE REPUTATION INFORMATION FINANCIAL STRATEGIC Leveraging Webster’s new scale to drive down risk costs while increasing the depth and breadth of the risk infrastructure. Risk Elements & Initiatives

68WEBSTER FINANCIAL CORPORATION Credit Risk Management Jason Soto Chief Credit Risk Officer

69WEBSTER FINANCIAL CORPORATION Key Takeaways 01 Disciplined and collaborative underwriting, augmented when appropriate02 03 Risk profile trended positively in 2022 Targeted originations with conservative deal structures 04 Proactively managing office portfolio 05 Prime consumer portfolio with limited unsecured exposure

70WEBSTER FINANCIAL CORPORATION Strong Processes Were Enhanced to Manage Emerging Market Risks Normal Course Enhanced • Credit & Sales alignment • Synthesized credit culture • Focus on higher-rated loans • Emphasis on existing customers • Guidelines by product/segment • Tiered approval authorities • Capital-based risk tolerances • Stressed underwriting rates • Un-trended CRE rent growth • Home Equity advance rates & FICO scores Underwriting Strategy Portfolio Management • Pass-rated portfolio reviews • Problem loan meetings 2x/quarter • Granular reporting • Strong audit results • “Deep dives” in areas of higher concern • Notes sales/portfolio optimization • Proactively address maturing loans • Preemptively augmenting workout team

71WEBSTER FINANCIAL CORPORATION 2022 Loan Growth was Diverse & Weighted Towards Higher-Rated Segments Outstanding Balances Commercial Loans: Weighted Average Risk Rating & Portfolio Ratings Composition • Originations focused on higher quality borrowers / segments and increased volume with known Private Equity Sponsors • Weighted average risk rating for 4Q22 Commercial originations was 4.12 vs 4.35 for the total portfolio, down from 4.55 YoY Note: 4Q21 figures are pro-forma/adjusted to include Sterling; balances include PPP loans 45% 46% 48% 49% 49% High Pass 50% 50% 49% 48% 48% Pass 5% 4% 3% 3% 3% Criticized 4.54 4.50 4.44 4.39 4.35 4.55 4.28 3.93 4.14 4.12 4Q21 1Q22 2Q22 3Q22 4Q22 Commercial WARR Origination WARR

Problem Loan Metrics Improved Meaningfully in 2022


$ in millions
Non-Performing Loans & Net Charge Offs (NCOs)
$267
$58
0.62%
$209
0.10%
$248
$60
0.57%
$189
0.10%
$248
$60
0.53%
$188
0.09%
$210
$55
0.44%
$154
0.25%
$204
$53
0.41%
$151
0.17%
4Q21
1Q22
2Q22
3Q22
4Q22
Commercial Non-Performing
Consumer Non-Performing
Net Charge Off %
Non-Performing %


Criticized & Classified Loan Trends; % of Commercial Loans*
$1,596
$789
4.6%
2.3%
$1,355
$745
3.9%
2.1%
$1,244
$704
3.4%
1.9%
$1,142
$606
3.0%
1.6%
$1,187
$602
2.9%
1.5%
4Q21
1Q22
2Q22
3Q22
4Q22
Criticized
Classified
* Criticized and Classified Ratios Exclude PPP Loans


Reserve Coverage Ratios
1.33%
217%
73%
1.31%
230%
76%
1.25%
231%
82%
1.20%
275%
95%
1.20%
292%
99%
4Q21
1Q22
2Q22
3Q22
4Q22
Reserves/Total Loans
Reserves/NPL's
Reserves/ Comm'l Classified

Highlights

- Non-performing loans were at a 5-quarter low of 0.41% and well below the pre-pandemic level of ~0.80%
- NCOs were concentrated in Commercial and peaked in Q3 due to portfolio optimization & loan sale activity
  - Current rate of 0.17% is in line with pre-pandemic levels
- Classified loans were down YoY from 2.3% of the Commercial portfolio to 1.5%
- The Bank is well reserved to withstand a downturn with NPL coverage of 292% and Classified loan coverage of 99%

Note: 4Q21 figures are pro-forma / adjusted to include Sterling; balances include PPP loans

WEBSTER FINANCIAL CORPORATION
72

73WEBSTER FINANCIAL CORPORATION CRE is Weighted Towards Multifamily & Industrial and Concentrated in NY • Average portfolio LTV range of 55%; Average amortizing DSCR ~1.6x • Multifamily and Industrial represent ~50% of portfolio and accounted for ~75% of loan balance growth in 2022 • Traditional Office exposure has been purposely declining; Retail exposure is targeted toward nondiscretionary anchor tenants • Overall Classified loan rate of 0.9% compares favorably to the total Commercial rate of ~1.5% Portfolio by Geography Classified Non-Accrual ($ in millions) $ % % % Multifamily 6,603$ 33.6% 0.9% 0.0% Industrial 3,169$ 16.1% 0.4% 0.0% Other 1 2,739$ 14.0% 1.1% 0.1% Retail 1,807$ 9.2% 2.0% 1.0% Healthcare 1,631$ 8.3% 1.1% 0.1% Investment CRE Office 1,459$ 7.4% 1.8% 1.3% Construction 1,161$ 5.9% 0.1% 0.0% Medical Office 546$ 2.8% 0.0% 0.0% Hotel 504$ 2.6% 0.0% 0.0% Total CRE 2 19,619$ 100.0% 0.9% 0.2% Portfolio 1Includes Special Use/Other (18%), Mixed Use (14%) and Student Housing (12%); 2 Excludes PPP loans. Composition & Asset Quality by Property Type

Traditional Office Exposure Is 7% of Total CRE and 3% of Total Loans

Office Portfolio by Geography



23%
17%
10%
9%
3%
8%
7%
5%
8%
36%
NYC
Other New York
New Jersey
Mid-Atlantic
Connecticut
Boston
Other Northeast
West
Pennsylvania
Other

Portfolio Profile and Metrics

- Origination LTV: ~53% (almost no originations in 2022)
- Current Debt Service Coverage Ratio (DSCR): 1.91x
- Criticized / Classified rate: 6.6%/1.8%
- Non-Accruals: 1.3%
- Class A vs. Class B: ~50/50 split
- '23 / '24 Lease Roll: ~9% / 11%
- Average Leased: 87%
- Loan support in > 60% of exposure (reserve or guaranty)
- Actively managing down exposure (~$175M/11% in 2022)
- Multiple portfolio deep dives to identify loans at risk (lease roll, 2023 maturities, interest rate sensitivities, Mobility index)

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C&I Is Well-Diversified by Industry, Collateral Type, and Risk Ratings

Portfolio by Industry



20%
18%
17%
13%
9%
7%
6%
6%
4%
Finance
Other[1]
Services
Public Administration
Manufacturing
Transportation and Public Utilities
Wholesale
Communications
Healthcare

[1] Consists primarily of Communications (7%)

Composition & Asset Quality by Segment

	Portfolio			Classified	Non-Accrual
($ in millions)	$		%	%	%
Sponsor & Specialty	$	7,997	39.1%	2.2%	0.4%
Middle Market, BB., Small Biz[2]	$	4,835	23.6%	2.5%	0.9%
Public Sector Finance	$	3,695	18.0%	0.0%	0.0%
ABL, Payroll & Factoring	$	1,833	9.0%	4.4%	1.1%
Equipment Finance	$	1,469	7.2%	2.8%	1.0%
Mortgage Warehouse	$	642	3.1%	0.0%	0.0%
Total C&I [3]	**$**	**20,472**	**100.0%**	**2.0%**	**0.5%**

[2] Includes Middle Market, Business Banking and Small Business C&I Loans [3] Excludes PPP loans

- **Sponsor & Specialty ($8.0B/39%):** Strategically focused on verticals with business models that have recurring revenue & high customer retention, partnering with long-standing private-equity relationships that typically have 1-3x the amount of equity/junior debt vs. Webster debt
- **Regional Middle Market ($4.8B/24%):** Largely represents lending to in-footprint borrowers and specialty verticals
- **Public Sector Finance ($3.7B/18%):** Primarily investment-grade credits to municipalities throughout the country
- **ABL, Payroll, and Factoring ($1.8B/9%):** Working capital facilities supported by margined liquid assets

WEBSTER FINANCIAL CORPORATION 75

Sponsor Portfolio Has Been Diversified and Has a Focused Strategy

Sponsor & Specialty Portfolio by Segment

2015


18%
17%
13%
52%

2022


4%
16%
29%
23%
11%
8%
9%
Tech & Infrastructure
Healthcare Services
Generalist
Other Deemphasized
Lender Finance
Fund Banking
Aerospace & Environmental

Composition & Asset Quality by Segment

($ in millions)	Portfolio $	Portfolio %	Classified %	Non-Accrual %
Tech & Infrastructure	$ 2,320	29.0%	0.8%	0.0%
Lender Finance	$ 1,803	22.5%	1.0%	0.2%
Fund Banking	$ 1,290	16.1%	0.0%	0.0%
Healthcare Services	$ 892	11.2%	4.7%	0.0%
Generalist	$ 733	9.2%	5.2%	3.5%
Other Deemphasized	$ 612	7.7%	9.5%	0.0%
Aerospace & Environmental	$ 346	4.3%	0.0%	0.0%
Total Sponsor & Specialty	**$ 7,997**	**100.0%**	**2.2%**	**0.4%**
*Leveraged**	*$ 2,632*	*32.9%*	*5.0%*	*1.1%*

[*] Subset of above numbers; excludes $321MM in Regional Middle Market

Financial Metrics by Segment

Segment	SLR	TLR	FCCR	LTV
Tech & Infrastructure (T&I)	4.1x	4.4x	3.0x	28%
Healthcare (HC)	4.0x	4.4x	2.2x	32%
Generalist	4.2x	4.8x	2.2x	39%
Aerospace & Environmental	3.8x	4.2x	2.9x	34%
Other Deemphasized	3.5x	4.4x	2.2x	35%
Lender Finance *	2.8x	2.9x	1.8x	40-50%
*Leveraged ***	*4.6x*	*5.1x*	*2.2x*	*40%*

* Represents average "effective" metrics (through borrowing base of loan pool)
** Sponsor-only Leveraged Loans excludes $321M in Regional Middle Market

Highlights

- **T&I** borrowers have strong credit profile (> 70% recurring revenue business models with > 90% customer retention)
- **Lender Finance** is structured pools of loans originated by well-known asset managers with significant first loss protection to senior debt
- **Fund Banking** provides capital call lines primarily to private equity funds that are secured by Limited Partner equity commitments
- **Other De-emphasized** largely represents run-off portfolio of segments more susceptible to downturns (media, business services, restaurants)
- **Leveraged** loans are generated primarily through Sponsor (~90% of total leveraged exposure) and represent ~33% of the portfolio

WEBSTER FINANCIAL CORPORATION
76

77WEBSTER FINANCIAL CORPORATION Consumer Lending Is to Prime Borrowers and Is Well Collateralized • Residential lending (1st mortgage) comprised 82% of the Consumer portfolio • Essentially no unsecured lending • Exposure is largely within footprint with CT, MA, and NY comprising 83% of the total Consumer book • For the full year, there were overall net recoveries due to the strong housing market in the Bank’s primary footprint Portfolio by Geography Composition & Asset Quality by Product 32% 26% 16% 9% 6% 5% 6% Connecticut Massachusetts Other NY County NYC New Jersey Northeast Other Delinquencies OREO ($ in millions) $ % % % $ FICO<700 CLTV>80% Residential 7,963$ 82.4% 0.3% 0.1% 2.0$ 9.0% 5.8% Home Equity 1,640$ 17.0% 1.7% 0.5% -$ 8.2% 2.7% Other Consumer 57$ 0.6% 0.9% 3.4% 0.2$ Total 9,660$ 100.0% 0.6% 0.2% 2.3$ Portfolio Non-Accrual

78WEBSTER FINANCIAL CORPORATION Corporate Responsibility Marissa Weidner Chief Corporate Responsibility Officer

79WEBSTER FINANCIAL CORPORATION Key Takeaways 01 Community engagement is embedded in our business model02 03 Community Investment Strategy drives equity in the communities we serve Webster is invested in Corporate Responsibility

80WEBSTER FINANCIAL CORPORATION Support Affordable Housing & Homeownership • Deepen our commitment to multifamily lending best practices • Expand support for CRA- eligible residential lending • Fund a Down Payment Assistance program • Monitor economic impact metrics in communities we serve Invest in Small Businesses • Effectively connect small businesses with needed capital via referrals to CDFI partners • Develop a Supplier Diversity strategy to increase spend • Expand support for lending to women-owned and minority-owned small businesses Promote Engagement in the Community • Engage more senior leaders in nonprofit board service throughout our markets • Accelerate our Diversity, Equity, Inclusion, and Belonging goals and community programs • Create Advisory Councils in our four-state footprint (CT, MA, NY, and RI) Increase Access to Banking Services • Develop products and services that address evolving community needs • Broaden digital access and financial literacy programs through our Finance Labs Initiatives • Create a Community Banking Center Manager within the banking center network Community Investment Strategy

81WEBSTER FINANCIAL CORPORATION Community Investment Commitments $6.5B Total 3-year plan representing a 20% increase $1.35B LMI Residential Lending $1B Multifamily Lending $2.1B Small Business Lending $15M Grants / Contributions $1.3B Community Development Lending $825M Qualified Investments 30,000+ hours of volunteerism $6.5B Total 3-year plan representing a 20% increase Webster is committed to expanding community investments to further strengthen our vibrant communities, drive economic vitality, and support the well-being of our cities and towns. 2022 - 2024

82WEBSTER FINANCIAL CORPORATION Steps we are taking to build our program… • Establishing quantitative framework with specific goals and objectives for short, mid- and long-term • Implementing quarterly reporting to track progress • Leveraging multichannel and multitouch approach to communicate our strategy and progress • Modernizing disclosures and mapping data to recognized ESG standard(s) • Ensuring controls and accuracy of disclosures for reporting • Integrating Corporate Responsibility into our core business strategy and embedding it within the organization’s governance structures, key processes, talent development, training, and reporting Our Approach to ESG Beyond a Report: Building an ESG Program Our corporate sustainability approach at Webster is closely tied to our mission and values: a strategic program clearly focused on positive social and environmental impact within an effective governance framework based on ethics and risk management.

83WEBSTER FINANCIAL CORPORATION Community Investment & Engagement Provide innovative community engagement solutions and continue execution against Community Investment Strategy ESG Continue building our program establishing formal goals and onboard new ESG platform to enable effective management of metrics and KPIs CRA / Fair & Responsible Banking Increase lending and banking services provided to minorities and small businesses and meet/exceed expectations of CRA Modernization and Small Business Data Collection Supplier Diversity Achieve standard through identification and recruitment of diverse suppliers across the organization 1 2 3 4 Our values are reflected in our sustained dedication to serving our clients and our communities Supporting Webster’s strategic priorities with coordinated management of all community-facing activities increases efficiencies Corporate Responsibility Key Priorities

2022 Highlights

- ✓ Announced $6.5B Community Investment Strategy
- ✓ Launched 3 Advisory Councils in primary markets (CT, MA, NY and RI)
- ✓ Hired Community Liaison Officers focused on CRA-eligible residential lending
- ✓ Launched Webster Connect Checking
- ✓ Launched Webster Finance Labs and sponsored a Community Development Credit Union
- ✓ Built foundation for Supplier Diversity Program
- ✓ Conducted ESG Materiality Assessment and Gap Analysis
- ✓ Enhanced and renamed annual ESG report with data mapped to SASB Index[1]

Upcoming Initiatives

- Expand philanthropic signature initiatives & activate
- Launch volunteer ambassadors with CSR Connect Platform[2]
- Launch board-service training & matching program
- Launch Supplier Diversity Program to colleagues, clients, and community partners
- Dedicated resources to onboarding of diverse suppliers
- Launch Pilot Special Purpose Credit Program
- Enhance analytics for Fair & Responsible Banking Program
- Establish and execute on formal ESG goals (quantitative & qualitative)
- Onboard and operationalize ESG Data Platform

(1) Sustainability Accounting Standards Board, (2) Corporate Social Responsibility

WEBSTER FINANCIAL CORPORATION

84

85WEBSTER FINANCIAL CORPORATION Human Resources, Culture, and DEIB Javier Evans Chief Human Resources Officer

86WEBSTER FINANCIAL CORPORATION Key Takeaways 01 We provide our LOBs with key talent to fuel their future growth02 03 We are firmly committed to our values and culture We promote an inclusive workplace where colleagues can be their true authentic self

87WEBSTER FINANCIAL CORPORATION Continue to position Webster Financial Corporation as a “Best-in-Class” employer and deliver a premier colleague experience Human Resources Vision Attracting, retaining, and developing talent Fostering a diverse, equitable, and inclusive workplace Offering contemporary compensation and benefit programs Expanding our digital capabilities Promoting our culture

88WEBSTER FINANCIAL CORPORATION Culture and Colleague Engagement The key to our success is our strong culture built upon our values • Accountability • Agility • Collaboration • Excellence • Integrity • Respect COLLEAGUE XPERIENCE A Great Place to Work

89WEBSTER FINANCIAL CORPORATION Diversity, Equity, Inclusion & Belonging DEIB Strategy We create a workplace that reflects the communities we serve and where every colleague feels empowered to bring their true authentic selves to work every dayBusiness Resource Groups • African and Caribbean Heritage Connection • Allies for Disabilities and Accessibility • Amigos Connected @ Webster • Military Veterans Community Network • Multi-Generations • Pan Asian Collective • Webster Pride • Webster Women’s Network • Attract, develop and retain diverse colleagues throughout the organization • Engage colleagues through 8 Business Resource Groups • Governance by robust DEIB Council, accountability via DEIB scorecard • Transparency across organization • Community Outreach • Our colleagues are 63% women and 33% people of color

2023 Key Priorities

1

Culture

Design and implement company-wide recognition programs and continue to embed culture throughout all company-wide activities.

2

DEIB

Continue to drive diversity throughout the bank (hiring, BRGs, career development, etc.) and enhance DEIB quarterly scorecard.

3

Core Conversion

Support core conversion by providing a comprehensive approach for all product, process, and systems training.

4

HR Transformation

Replace a multisystem approach for all HR functions with a streamlined user-friendly platform – Workday

Create value for our organization, clients, and shareholders by providing talent that is engaged, driven, and focused on excellence

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91WEBSTER FINANCIAL CORPORATION Financial Outlook Glenn MacInnes Chief Financial Officer

92WEBSTER FINANCIAL CORPORATION Key Takeaways 01 Active interest rate risk management to ensure sustainable long-term performance02 03 Maximizing Economic Profit through the allocation of capital to highest risk adjusted returns Leverage strong funding and liquidity diversity to support high-return growth 04 Disciplined capital management supporting organic growth, investments, and dividends 05 Optimize organizational efficiency while investing in our business

93WEBSTER FINANCIAL CORPORATION Maximize Economic Profit Over Time • Allocate capital to highest-potential opportunities • Focus on risk-adjusted returns in businesses with secular growth opportunities, attractive competitive dynamics, and synergies with existing business lines • Return considerable amounts of excess capital to shareholders via dividends and share repurchases • Target total payout ratio of 60-70% • Optimize securities portfolio Corporate • Brick and mortar converted to digital service • Modest growth in low-risk residential mortgage supports balance sheet positioning • Minimize investment in commoditized products Consumer Banking • Invest in technology and tools that deepen client relationships • New client acquisition • Complementary acquisitions to enhance the customer experience, build scale, and enhance systems operability • Introduce new products to increase penetration with strategic partners HSA Bank • Organic investments to grow share in existing businesses • Building complementary verticals with attractive credit profiles in Fund Banking and Lender Finance • Tech spend enhancing customer experience and facilitating service Commercial Banking

94WEBSTER FINANCIAL CORPORATION $575 $579 $608 $664 $709 $304 $301 $292 $293 $302 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 A Track Record of Strong Performance GAAP Reported PPNR $127.1 $138.5 $249.4 $334.6 $356.2 Pro Forma / Adjusted $271.5 $277.2 $315.9 $371.4 $406.6 Operating Revenue Operating Expense Pro Forma / Adjusted PPNR Performance Note: Adjusted results are non-GAAP. See non-GAAP reconciliations beginning on page 123. ($ in millions)

95WEBSTER FINANCIAL CORPORATION Business Line PPNR Trends Effective execution of our corporate strategies allows our diverse and complementary business segments to deliver incremental returns across economic cycles As we strategically allocate and redeploy capital to the highest-performing business segments, the relative contribution shifts and corporate returns are maximized LOB PPNR Contribution Mix Commercial Banking HSA Bank Consumer Banking 60% 66% 70% 17% 10% 12% 22% 24% 18% 2021 2022 2025

96WEBSTER FINANCIAL CORPORATION Building Momentum Since Closing the Merger $43.3B $49.8B 1/31/22 12/31/22 Loan Growth $6.4B +15% $53.9B $54.1B 1/31/22 12/31/22 Deposit Growth +$0.1B Earnings per Share -$0.14 $1.38 $1.24 $1.60 1Q22 4Q22 Efficiency Ratio 48.7% 40.3% 1Q22 4Q22 -840bps GAAP $1.52 ADJ. $0.36 +29% Reported Adjusted Note: Adjusted results are non-GAAP. See non-GAAP reconciliations beginning on page 123.

97WEBSTER FINANCIAL CORPORATION Adjusted Returns Reflect Organizational Momentum $139M $356M $277M $407M 1Q22 4Q22 PPNR -1.36% 19.93% 17.01% 22.92% 1Q22 4Q22 -0.12% 1.40% 1.37% 1.61% 1Q22 4Q22 ROAA ROATCE Reported Pro Forma/ Adjusted Reported Adjusted 2022 Adj. Target at Announcement: 1.40% 2022 Adj. Target at Announcement: 17% Reported Adjusted

Interest Income Sustainability

- Our goal is to position the balance sheet to provide sustainable returns in various rate environments
- We reduced our asset sensitivity over the course of 2022 via changes in asset composition including loan mix and extended securities duration, and employing costless collars (caps and floors)
- In 2023 we are implementing additional actions that will further reduce asset sensitivity
- These actions will be neutral to NII in 2023 but accretive to earnings in 2024 and beyond in down rate scenarios

Falling vs. Flat Rate Scenarios



-4.50%
-8.70%
-3.30%
-6.60%
-3.00%
-6.10%
Q2 2022
Q4 2022
Q1 2023
Ramp DN 100 bps
Shock DN 100 bps

Actions Completed

- Sold $400M of investment securities and reinvested into ~4yr duration
- Purchased $2.75B of costless collars
- Swapped $1.25B loans from floating to fixed

Actions in Process

- Additional $250M costless collars ($3B total)
- Swap additional $1.75B of loans from floating to fixed ($3B total)
- Securities portfolio repositioning:
  - Continue reinvesting ~$300M / quarter paydowns in longer-duration securities
  - Increase the absolute size of the portfolio by $1B

Actions contemplated neutral to NII in 2023, and positive impact in future periods

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99WEBSTER FINANCIAL CORPORATION Near-term NIM Drivers Near-term NIM Protection From Repricing of Fixed Rate Assets • ~$9B of fixed rate loan cash flows to be redeployed in the next 24 months • Runoff yield ~3.65% reinvested under forecasted yield of ~5.50% • ~$3B of investment securities reinvested in next 24 months • Runoff yield ~2% reinvested under forecasted yield ~5.25% 2023: Continue to benefit from rate increases with NIM stabilizing at the range of 3.70%-3.80% for the year • Assumes Fed Funds increases in first half of 2023 with peak rate of 5.00%, modeling one 25bps rate cut in November 2023 • Deposit beta of ~30% through the full cycle will assist in keeping funding costs low • Total funding beta of ~35% • ~60% of loan portfolio is floating rate with $30B repricing immediately 2024 and beyond: NIM projections will be dependent on deposit pricing “catch-up” to assets • Longer-term projections assume additional rate reductions to Fed Funds throughout 2024 and settling at 3.50% with lower rates overall • NIM will be supported by ~$19B fixed rate loan portfolio that will reprice over time • Asset sensitivity reduction tactics / balance sheet hedges will protect NIM starting in 2nd half 2024 • interLINK and price-sensitive deposit re-pricing

100WEBSTER FINANCIAL CORPORATION Strong Liquidity and Funding Profile • Diverse funding provides flexibility and positions the company for growth • Webster has a long-term target loan-to- deposit ratio of 90-95% • Webster maintains ample borrowing capacity • 28% of loan assets provide operating liquidity as pledges continue to grow • 20% of assets are in investment securities, ensuring contingency liquidity Diverse Deposit Gathering Capabilities Additional Secured Borrowing CapacityinterLINK Adds Core Deposits in 20231 • interLINK is expected to generate an additional ~$5-6B in core deposits by year-end 2023 • Further diversifies Webster’s funding sources and provides ample liquidity $23.6, 44% $19.6, 36% $7.9, 15% $2.9, 5% 4Q22A Consumer Commercial HSA Corporate Total: $54.1B Consumer, 40% Commercial, 36% HSA, 13% interLINK, 10% Corporate, 1% $8.1 $4.1 $1.2 4Q22 Fed. Res. FHLB Unencumbered Cash & Secs. Total: $13.4B 1Deposit mix reflects YE23 balances.

101WEBSTER FINANCIAL CORPORATION Strong Capital Position • Strong capital position provides ample flexibility for growth and strategic capital actions • Webster employs a disciplined approach to managing capital, balancing capital efficiency and adequacy to maximize shareholder value within Webster’s risk appetite and internal operating minimums 10.50% 10.71% 8.95% 11.23% 13.25% 7.38% 6.50% 5.00% 8.00% 10.00% CET1 Tier 1 Leverage Tier 1 Capital Total Capital TCE Capital Target 4Q22 Capital Ratio Regulatory Well Capitalized

102WEBSTER FINANCIAL CORPORATION Disciplined Capital Management • ~25% of excess capital generated • Return capital to shareholders through quarterly dividends • ~40% of excess capital generated • Engage in opportunistic investments and/or inorganic growth, or • Return capital to shareholders through share buybacks • ~35% of capital generated • Includes loan growth, investments to enhance value, and complementary businesses • Earnings generate significant excess capital • Capital deployment decisions are made within the framework of loan growth, internal investment opportunities, and our view of the economic cycle • We intend to operate long-term within a range of ~60-70% total return of capital, but remain flexible to potential opportunities for M&A and investments as an alternative to share buybacks 3. Investments & Buybacks2. Dividends1. Organic Growth Capital Deployment Priorities

103WEBSTER FINANCIAL CORPORATION Recap of the Long-Term Impact of Strategic Initiatives across Our Business Lines Commercial Banking Consumer Banking HSA Bank Lending Initiatives: • Expand differentiated verticals through investments in talent and new hires • Targeted growth in Fund Banking and Public Sector Finance • Expand regional business and increase client penetration → $3 to $4 billion of annual loan growth Deposit Initiatives: • Growth in property management & gov- ernment, including 1031 product launch • Full relationship penetration among core business segments with emphasis on Business Banking → $0.8 to $1.2 billion of annual deposit growth Deposit Initiatives: • Expand relationship management model in Small Business and Mass Affluent client segments • Deploy client-facing digital onboarding to complement traditional banking center products → $0.7 to $1.3 billion of annual deposit growth Other Initiatives: • Leverage inside/outside sales team and efficient correspondent channel to deliver growth in consumer lending • Continued focus on scale and efficiency → Focus on delivering operating leverage with modest loan growth Growth Initiatives: • Deliver enhanced technology to consumers, employers, and partners to drive customer engagement • Win new employers and drive account penetration in existing base → Ramping to $1.0 billion+ of annual deposit growth Business Outcomes: • Technology enhancements and customer engagement will amplify the increase in average account balance • Investment in back-office support and servicing → 2-4% reduction in cost-to-serve, market leading avg. account balance

104WEBSTER FINANCIAL CORPORATION Full-Year 2023 Outlook Outlook assumes no material changes to the regulatory environment or macro environment / rate assumptions Loan Growth • Expect period-end loan growth to be 6% to 8% • Diverse growth across segments Deposit Growth • Deposit growth of 4% to 5% excluding interLINK • interLINK acquisition will further diversify our funding sources NII • Full year 2023 outlook of $2.475 to $2.525B (non-FTE), excluding accretion; anticipate $25M of accretion and a ~$65M FTE adjustment • Assumes Federal funds peak rate of 5.0% in Q2; year-end rate of 4.75%* Fees • In the range of $415 to $430M Expenses • Expected to be $1.200 to $1.225B; efficiency ratio ~40% Tax Rate • 22% to 23% Capital Management • Continue to be prudent and opportunistic in the deployment of capital • Includes loan growth, investments to enhance value, complementary businesses, and share repurchases • Common equity tier 1 capital ratio targeted over time at 10.5% • No change to outlook from 4Q22 earnings presentation *Note: Fed funds assumption adjusts for one fewer 25bp cut in 4Q23.

105WEBSTER FINANCIAL CORPORATION Long-Term Performance Objectives Performance Targets 2022 Results 3-year Planning Horizon (CAGR) Loans $ 49.8B + 7 – 9% Deposits $ 54.1B + 7 – 9% Net interest income (Pro Forma / Adjusted) $ 2.1B + 10 – 12%* Pre-Provision Net Revenue (Pro Forma / Adjusted) $ 1.4B + 11 – 13% Efficiency Ratio 43% ~40% Capital Management 10.71% ~10.5 % CET1 Deliver balance sheet growth across diverse segments Self-fund strategic investments with operating leverage Drive sustainable NII growth through interest rate cycles *Modeled under continued Fed Funds increases in first half of 2023 with peak rate of 5.00%, assumes one 25bps rate cut in November 2023. Longer-term projections assume additional rate reductions to Fed Funds throughout 2024 and settling at 3.50% with lower rates overall.

106WEBSTER FINANCIAL CORPORATION Closing Remarks and Q&A John Ciulla Chief Executive Officer

107WEBSTER FINANCIAL CORPORATION Strategic Priorities Corporate Citizenship Operational EffectivenessValues-Driven Culture Growth Drivers Risk Management Expand Technology Capabilities

108WEBSTER FINANCIAL CORPORATION Appendix

Awards and Recognition

This year, Webster has earned more than **50 recognitions** for its performance, our focus on excellence, and serving our clients and communities that exceed expectations.

Forbes: 2022
40 Best Employers in Connecticut

Forbes: 2022
Best-in-State Banks and Credit Unions

Newsweek: 2022
Most Trusted Companies in the United States

Bank Director: 2022
Ranking Banking, Best U.S. Banks

Investor's Business Daily
Best HSA Accounts for 2023

BISA
Diversity, Equity and Inclusion Award

Greenwich Coalition: 2021
Greenwich CX Leader in the U.S. Commercial Middle Market Banking

RepTrak
No. 2 in the nation by 2020 U.S. Banking RepTrack study

Small Business Administration: 2021
Top SBA Lender

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110WEBSTER FINANCIAL CORPORATION Executive Bio – Daniel Bley Daniel H. Bley is Executive Vice President, Chief Risk Officer of Webster Bank, a leading commercial bank with more than $70 billion in assets. He is responsible for managing the Bank’s enterprise risk functions, including operating, compliance, and regulatory risk. He also oversees the BSA/AML and Fraud programs. Prior to joining Webster in 2010, Daniel worked at ABN AMRO and Royal Bank of Scotland (RBS) as Managing Director of the Financial Institutions Credit Risk and Group Senior Vice President, Head of Financial Institutions and Trading Credit Risk Management. Daniel currently serves on the board of directors of Junior Achievement of Greater Fairfield County. He earned his bachelor’s degree in economics from the University of Michigan and an MBA from London Business School.

111WEBSTER FINANCIAL CORPORATION Executive Bio – Elzbieta Cieslik Elzbieta Cieslik is Executive Vice President and Chief Audit Officer for Webster Bank,, a leading commercial bank with more than $70 billion in assets, where she is responsible for Internal Audit. Prior to joining Webster, Elzbieta was a Global Director of Internal Audit at GFI Group Inc., where she led the establishment of the internal audit function in GFI’s New York, London, and Singapore offices. Earlier in her career, she was Director of Risk Advisory Services at KPMG LLP and prior to that, she served as Vice President and Senior Audit Manager at JPMorgan Chase. Elzbieta served on the Board of the Polish and Slavic Federal Credit Union and was elected to Chair the Board’s Supervisory Committee. She also served on the Board of NYC Financial Women’s Association. Elzbieta currently co-chairs the Webster Women’s Initiative Network (WeWIN), which she helped launch in 2016, and is a member of the Environmental, Social and Governance Committee, chartered to establish a sustainable program that benefits the Bank’s stakeholders and creates value through responsible growth, efficient operations, and a diverse and inclusive workforce. A graduate of Pace University in New York, Elzbieta also completed the Smith College Consortium leadership program, and the Columbia University Graduate School of Business’s Leading and Managing People program. Elzbieta is a Certified Public Accountant and Certified Trust Auditor.

112WEBSTER FINANCIAL CORPORATION Executive Bio – John Ciulla John R. Ciulla is President and Chief Executive Officer (CEO) of Webster Bank and Webster Financial Corporation, a leading commercial bank with more than $70 billion in assets. John joined Webster in 2004 as senior vice president for Middle Market Banking and has held several executive management positions with increasing responsibility, including Chief Credit Risk Officer from 2008 to 2010. John became CEO of Webster in 2018 and was elected Chairman in January 2020, and served as Chairman, President & CEO of Webster until its merger with Sterling National Bancorp. Prior to joining Webster, John was with The Bank of New York, most recently as Managing Director. He practiced law in New York as an associate with McDermott Will & Emery and Hughes Hubbard & Reed. John serves on the Board of Directors of the American Bankers Association (ABA) and is chairman of the American Bankers Council, the ABA’s banker-driven peer group for midsize bank chief executives. He also is a member of the Mid-Size Bank Coalition of America’s (MBCA) Executive Committee. John most recently served on the Federal Reserve System’s Federal Advisory Council as a representative for Boston-First District. John also serves on the board of the Connecticut Business and Industry Association (CBIA). John earned a bachelor's degree in political science and history from Williams College, an MBA from the Columbia Business School, and a law degree from Fordham University School of Law.

113WEBSTER FINANCIAL CORPORATION Executive Bio – Javier Evans Javier L. Evans is Executive Vice President, Chief Human Resources Officer at Webster Bank, a leading commercial bank with more than $70 billion in assets. He is responsible for the company’s overall HR operations, including compensation and benefits, talent acquisition, diversity, equity, inclusion and belonging (DEIB) efforts, colleague development, and learning opportunities. He also oversees organizational design and cultural development. Javier most recently served as Chief Business Operations and Services Officer at Sterling National Bank, where he directed the operations and service channels of the bank’s commercial, consumer, and digital client segments. Prior to this role, Javier served as Chief Human Resources Officer for Sterling National Bank and the Senior Vice President of Human Resources for Astoria Bank. Javier has directed the Human Resources function at TD Bank and TD Securities, National Financial Services Corporation, a Fidelity Investments Company, and HSBC Bank, USA. In 2010, he was honored by the National Eagle Leadership Institute (NELI) for his work in leading diversity initiatives at HSBC. Javier earned a Bachelor of Science degree from St. John’s University and an M.S. from New York Institute of Technology.

114WEBSTER FINANCIAL CORPORATION Executive Bio – James Griffin James M. Griffin is Executive Vice President, Head of Consumer Banking at Webster Bank, a leading commercial bank with more than $70 billion in assets. He is responsible for the Bank’s consumer banking strategy, consumer network, residential lending, small business, and consumer products. James most recently was Executive Managing Director, Head of Consumer & Business Banking at Sterling National Bank. Prior to joining Sterling, he served as Director of Branch Banking for Astoria Bank, where he held various leadership positions including Director of Strategy and Planning for the Retail Banking Group. James is an alumnus of Adelphi University and a graduate of the ABA Stonier Graduate School of Banking. He is currently a member of the Long Island Advisory Board for Junior Achievement.

115WEBSTER FINANCIAL CORPORATION Executive Bio – Glenn MacInnes Glenn MacInnes is Executive Vice President, Chief Financial Officer of Webster Bank and Webster Financial Corporation, a leading commercial bank with more than $70 billion in assets. He is responsible for the overall financial management of the company, including financial planning and analysis, investor relations, and procurement. Glenn was formerly Chief Financial Officer at NewAlliance Bancshares, where he negotiated the corporation’s sale to First Niagara Financial Group. He also served in a series of senior domestic and international positions at Citigroup, including CFO of Citibank (West) FSB, Deputy CFO of Citibank North America, and strategic planning for the International Retail Bank. Glenn serves on the board of Wellmore Behavioral Health. He earned his bachelor’s degree in business administration from Susquehanna University and his MBA from Monmouth University.

116WEBSTER FINANCIAL CORPORATION Executive Bio – Luis Massiani Luis Massiani is Executive Vice President, Chief Operating Officer of Webster Bank and of Webster Financial Corporation a leading commercial bank with more than $70 billion in assets. In his role, Luis is responsible for the operating infrastructure of the Bank including bank operations, technology, retail and digital banking, innovation, and corporate strategy activities. He most recently served as Chief Operating Officer of Sterling Bancorp, and President of Sterling National Bank. He previously served as Chief Financial Officer of Sterling Bancorp and Sterling National Bank. Prior to Sterling, Luis was a Director in the Investment Banking department of Credit Suisse Securities, LLC. Before joining Credit Suisse, he served as a Director in the Investment Banking department of Citadel Securities, LLC. He holds an MBA from the Kelley School of Business at Indiana University.

117WEBSTER FINANCIAL CORPORATION Executive Bio – Chris Motl Chris Motl is President, Commercial Bank at Webster Bank, a leading commercial bank with more than $70 billion in assets. Chris leads all aspects of the Commercial Banking organization including Commercial Real Estate, Sponsor & Specialty Finance, Middle Market Banking, Public Sector Finance, Business Banking, Treasury Management, and Private Banking. Chris joined Webster in 2004 as founder of Webster’s Sponsor & Specialty division, and was then promoted to Senior Vice President, Director, Sponsor & Specialty. In 2018, Chris was named Executive Vice President, Commercial Banking, responsible for leading the continued expansion and transformation of Webster’s Commercial Banking division. His role further expanded in 2020, with the alignment of Business Banking into the Commercial Bank. Prior to joining Webster, Chris worked at CoBank as Vice President. Chris serves on the board of Special Olympics of Connecticut and the Travelers (Golf) Championship. He earned his bachelor’s degree from the University of Colorado in Boulder.

118WEBSTER FINANCIAL CORPORATION Executive Bio – Vikram Nafde Vikram Nafde is Executive Vice President, Chief Information Officer of Webster Bank, a leading commercial bank with more than $70 billion in assets. He is responsible for the strategy and execution of all of Webster’s technology, cybersecurity, data strategy, and tech innovation. Vikram has more than 25 years of experience in large-scale digital transformation, technology operations, strategic planning, and talent development and has served as Senior Vice President, Head of Software Engineering, Digital Delivery and Agility at Webster since 2020. During that time, he was responsible for shaping and leading all aspects of the Bank’s software development and the rollout of the Scaled Agile operating model. Prior to joining Webster in 2020, Vikram held a variety of technology leadership roles across various companies including Bridgewater Associates, GE Asset Management, Genpact, and Starwood. Vikram earned his Electrical Engineering degree from Visvesvaraya National Institute of Technology and an MBA in Finance and IT from the University of Connecticut School of Business.

119WEBSTER FINANCIAL CORPORATION Executive Bio – Jason Soto Jason Soto is Executive Vice President, Chief Credit Risk Officer of Webster Bank, a leading commercial bank with more than $70 billion in assets. In his role, Jason has overall responsibility for credit execution including approvals, governance, and analytics. Most recently, Jason was Executive Vice President, Chief Credit Officer of Webster Bank, where he advanced the bank’s credit risk strategy and led the credit risk management governance program. Jason joined Webster as Senior Credit Executive, supporting the Middle Market Banking and Sponsor & Specialty Finance Groups, following a long and distinguished career in credit risk management at GE Capital. He earned his bachelor’s degree from Wesleyan University and holds the Chartered Financial Analyst designation. Active in his community, he lends his leadership skills to the board of Families First, a Watertown, Mass.-based nonprofit focused on early childhood parent education. Jason also has volunteered with Junior Achievement, with Habitat for Humanity, and as a local elementary school mentor.

120WEBSTER FINANCIAL CORPORATION Executive Bio – Marissa Weidner Marissa Weidner is Chief Corporate Responsibility Officer of Webster Bank, a leading regional commercial bank with more than $70 billion in assets. In her role, Marissa is responsible for the oversight and execution of a $6.5 billion Community Investment Strategy. Her responsibilities include oversight of all community-facing activities across the company, including Community Reinvestment Act (CRA) and Fair and Responsible Banking, Community Investment, Engagement and Philanthropy; Government Relations and Public Affairs; Supplier Diversity and Environmental, Social and Governance (ESG) efforts. In addition, she is responsible for the oversight of Webster’s Business Resource Groups’ focus on community partnerships, volunteerism, and charitable giving. Marissa most recently served as Chief Human Resources Officer at Sterling National Bank, where she was responsible for developing and executing human resource strategy in support of the overall business plan and strategic direction of the organization. Prior to joining Sterling, she served as President of the Westchester County Association, where she executed the BLUEPRINT for Westchester, a multi-million-dollar, multi-year private-sector initiative to revitalize Westchester’s economy. Before joining the Westchester County Association, she served as Vice President of the Hudson Valley Economic Development Corporation. A graduate of Fordham University, she is pursuing a master’s degree in Human Resource Management and Organizational Effectiveness from the Manhattanville College School of Business.

121WEBSTER FINANCIAL CORPORATION Executive Bio – Charles Wilkins Charles L. Wilkins is Executive Vice President of Webster Bank and Head of HSA Bank where he is responsible for leading all aspects of the organization. Prior to joining Webster in 2014, he was CEO of Optum Financial Services, a division of United Health Group. Prior to Optum, he was president of his own consulting practice specializing in healthcare and financial services and previous to that, Chad was with US Bank Corporate Payment Systems for 15 years where he held a series of senior leadership positions, including Senior Vice President Relationship Management.

122WEBSTER FINANCIAL CORPORATION 2023 Proxy Peer Group Company Name Ticker Webster Financial Corporation WBS BOK Financial Corporation BOKF Comerica Incorporated CMA Cullen/Frost Bankers, Inc. CFR First Citizens BancShares, Inc. FCNC.A First Horizon Corporation FHN F.N.B. Corporation FNB Huntington Bancshares Incorporated HBAN M&T Bank Corporation MTB New York Community Bancorp, Inc. NYCB Old National Bancorp ONB PacWest Bancorp PACW Regions Financial Corporation RF Signature Bank SBNY Synovus Financial SNV Valley National Bancorp VLY Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION

123WEBSTER FINANCIAL CORPORATION Efficiency Ratio 4Q22 1Q22 Non-interest expense $ 348.4 $ 359.8 Less: Net foreclosed (income) (0.1) (0.1) Amortization of intangibles 8.2 6.4 Operating lease depreciation 2.0 1.6 Strategic initiatives and other 0.1 (4.1) Merger related 45.8 108.5 Non-interest expense (net of above) $ 292.3 $ 247.5 Net interest income before provision 602.4 394.2 Add: FTE adjustment 14.0 8.2 Non-interest income 102.2 104.0 Other income 4.8 3.1 Less: Operating lease depreciation 2.0 1.6 (Loss) on sale of investment securities, net (4.5) — Total revenue (net of above) $ 725.9 $ 507.9 Efficiency Ratio 40.30% 48.70 % Non-GAAP Reconciliations ($ in millions)

124WEBSTER FINANCIAL CORPORATION Earnings Per Share 4Q22 1Q22 Pre-Tax After Tax EPS Pre-Tax After Tax EPS Reported (GAAP) $313.2 $240.6 $1.38 $(50.3) $(20.2) $(0.14) Merger related 45.8 33.6 0.20 108.5 79.7 0.54 Strategic initiatives and other 4.6 3.4 0.02 (4.1) (3.0) (0.02) Non-PCD provision - - - 175.1 127.6 0.86 Adjusted (non-GAAP) $363.6 $277.6 $1.60 $229.2 $184.1 $1.24 Non-GAAP Reconciliations ($ in millions, except per share amounts)

125WEBSTER FINANCIAL CORPORATION Pre-Provision Net Revenue 4Q22 3Q22 2Q22 1Q22 4Q21 Reported (GAAP) $ 356.2 $ 334.6 $ 249.4 $ 138.5 $ 127.1 Strategic initiatives and other 4.7 11.6 (0.2) (4.1) 3.1 Merger-related expense 45.8 25.2 66.6 108.5 10.6 Pre-merger Sterling - - - 34.4 130.7 Pro Forma / Adjusted $ 406.7 $ 371.4 $ 315.8 $ 277.3 $ 271.5 Non-GAAP Reconciliations ($ in millions)

126WEBSTER FINANCIAL CORPORATION Return on Average Assets 4Q22 1Q22 Reported Net income $ 244.8 $ (16.7) Annualized income $ 979.0 $ (67.0) Average assets $ 69,960 $ 54,809 Reported Return on Average Assets 1.40% -0.12% Adjusted Net income $ 244.8 $ (16.7) Add: Strategic initiatives and other, tax-effected 0.1 (3.0) Merger related, tax-effected 33.6 79.7 Loss on sale of investment securities, net, tax-effected 3.3 - Initial non-PCD provision, tax-effected - 127.6 Adjusted income $ 281.8 $ 187.5 Adjusted income, annualized basis $ 1,127.2 $ 750.1 Average assets $ 69,960 $ 54,809 Adjusted Return on Average Assets 1.61% 1.37% Non-GAAP Reconciliations ($ in millions)

127WEBSTER FINANCIAL CORPORATION Return on Average Tangible Common Stockholders’ Equity 4Q22 1Q22 Reported Net income (loss) $ 244.8 $ (16.7) Less: Preferred stock dividends 4.2 3.4 Add: Intangible assets amortization, tax-effected 6.5 5.0 Adjusted income (loss) $ 247.1 $ (15.1) Adjusted income (loss), annualized basis $ 988.4 $ (60.5) Average stockholders’ equity $ 7,960.9 $ 6,691.5 Less: Average preferred stock 284.0 236.1 Average goodwill and other intangible assets 2,717.0 2,007.3 Average tangible common stockholders’ equity $ 4,959.9 $ 4,448.1 Reported Return on Average Tangible Common Stockholders’ Equity 19.9% -1.4% Adjusted Net income (loss) $ 244.8 $ (16.7) Less: Preferred stock dividends 4.2 3.4 Add: Intangible assets amortization, tax-effected 6.5 5.0 Strategic initiatives and other, tax-effected 0.1 (3.0) Merger related, tax-effected 33.6 79.7 Initial non-PCD provision, tax-effected - 127.6 Loss on sale of investment securities, net, tax-effected 3.3 - Adjusted income (loss) $ 284.2 $ 189.1 Adjusted income (loss), annualized basis $ 1,136.6 $ 756.5 Average stockholders’ equity $ 7,960.9 $ 6,691.5 Less: Average preferred stock 284.0 236.1 Average goodwill and other intangible assets 2,717.0 2,007.3 Average tangible common stockholders’ equity $ 4,959.9 $ 4,448.1 Adjusted Return on Average Tangible Common Stockholders’ Equity 22.9% 17.0% Non-GAAP Reconciliations ($ in millions)